                          SUPPLEMENTAL INDENTURE NO. 2

                          dated as of September 8, 1999

                                      among

                       TRIARC CONSUMER PRODUCTS GROUP LLC,
                         TRIARC BEVERAGE HOLDINGS CORP.,

                                   as Issuers,

                     the SUBSIDIARY GUARANTORS party hereto

                                       and

                              THE BANK OF NEW YORK,

                                   as Trustee

                                 --------------

                    10 1/4% Senior Subordinated Notes Due 2009

         SUPPLEMENTAL INDENTURE NO. 2, dated as of September 8, 1999 (the "SUPPLEMENTAL INDENTURE"), among TRIARC CONSUMER PRODUCTS GROUP, LLC, a Delaware limited liability company (the "COMPANY"), TRIARC BEVERAGE HOLDINGS CORP., a Delaware corporation ("TRIARC BEVERAGE", and together with the COMPANY, the "ISSUERS"), the Subsidiary Guarantors party hereto and THE BANK OF NEW YORK, a New York banking corporation, as trustee (the "TRUSTEE").

                                    RECITALS

         WHEREAS, the Issuers, the Subsidiary Guarantors and the Trustee are parties to the Indenture, dated as of February 25, 1999 (as amended, supplemented or otherwise modified from time to time, the "INDENTURE"), relating to the Issuers' 101/4% Senior Subordinated Notes due 2009 (the "NOTES");

         WHEREAS, Section 9.01(a)(i) of the Indenture allows the Issuers and the Trustee to cure an ambiguity, omission, defect or inconsistency in the Indenture without the consent of the Holders (as defined in the Indenture);

         WHEREAS, the parties hereto wish to cure a defect set forth in Section 5.03(b)(iii) of the Indenture.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and intending to be legally bound, the parties hereto hereby agree as follows:

         Section 1. Capitalized terms used herein and not otherwise defined herein are used as defined in the Indenture.

         Section 2. Section 5.03(b)(iii) of the Indenture is amended and restated, effective as of the date hereof, in its entirety to read as follows:

                    "(iii) The requirements of Section 5.03(a) shall not apply to a transfer of substantially all of the Capital Stock of RC/Arby's or any of its Subsidiaries to Triarc Parent as a Permitted Arby's Dividend."

         Section 3. This Supplemental Indenture shall be governed by and construed in accordance with the internal laws of the State of New York.

         Section 4. This Supplemental Indenture may be signed in various counterparts which together shall constitute one and the same instrument.








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         Section 5. This Supplemental Indenture is an amendment supplemental to the Indenture and said Indenture and this Amendment shall henceforth be read together.

         Section 6. The recitals herein contained are made by the Issuers and not by the Trustee, and the Trustee assumes no responsibility for the correctness thereof.

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         IN WITNESS WHEREOF, the parties have duly executed and delivered this
Supplemental Indenture or have caused this Supplemental Indenture to be duly executed on their respective behalf by their respective officers thereunto duly authorized, as of the day and year first above written.

                                        TRIARC CONSUMER PRODUCTS
                                              GROUP, LLC, as Issuer

                                        By:   /s/ Brian L. Schorr
                                              ----------------------------------
                                              Name:    Brian L. Schorr
                                              Title:   Executive Vice President

                                        TRIARC BEVERAGE HOLDINGS CORP.,
                                              as Issuer

                                        By:   /s/ Brian L. Schorr
                                              ----------------------------------
                                              Name:    Brian L. Schorr
                                              Title:   Executive Vice President

                                        MISTIC BRANDS, INC., as a Subsidiary
                                        Guarantor

                                        By:   /s/ Brian L. Schorr
                                              ----------------------------------
                                              Name:    Brian L. Schorr
                                              Title:   Executive Vice President

                                        SNAPPLE BEVERAGE CORP., as a
                                        Subsidiary Guarantor

                                        By:   /s/ Brian L. Schorr
                                              ----------------------------------
                                              Name:    Brian L. Schorr
                                              Title:   Executive Vice President

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                                    SNAPPLE INTERNATIONAL CORP., as a
                                    Subsidiary Guarantor

                                    By:   /s/ Stuart I. Rosen
                                          --------------------------------------
                                          Name:    Stuart I. Rosen
                                          Title:   Vice President and Secretary

                                    SNAPPLE WORLDWIDE CORP., as a
                                    Subsidiary Guarantor

                                    By:   /s/ Stuart I. Rosen
                                          --------------------------------------
                                          Name:    Stuart I. Rosen
                                          Title:   Vice President and Secretary

                                    SNAPPLE FINANCE CORP., as a
                                    Subsidiary Guarantor

                                    By:   /s/ Stuart I. Rosen
                                          --------------------------------------
                                          Name:    Stuart I. Rosen
                                          Title:   Vice President and Secretary

                                    PACIFIC SNAPPLE DISTRIBUTORS,
                                    INC., as a Subsidiary Guarantor

                                    By:   /s/ Stuart I. Rosen
                                          --------------------------------------
                                          Name:    Stuart I. Rosen
                                          Title:   Vice President and Secretary

                                   MR. NATURAL, INC., as a Subsidiary
                                   Guarantor

                                   By:   /s/ Stuart I. Rosen
                                         --------------------------------------
                                         Name:    Stuart I. Rosen
                                         Title:   Vice President and Secretary

                                   SNAPPLE CARIBBEAN CORP., as a
                                   Subsidiary Guarantor

                                   By:   /s/ Stuart I. Rosen
                                         --------------------------------------
                                         Name:    Stuart I. Rosen
                                         Title:   Vice President and Secretary

                                   KELRAE, INC., as a Subsidiary Guarantor

                                   By:   /s/ John L. Barnes, Jr.
                                         --------------------------------------
                                         Name:    John L. Barnes, Jr.
                                         Title:   President

                                   RC/ARBY'S CORPORATION, as a
                                   Subsidiary Guarantor

                                   By: /s/ Curtis S. Gimson
                                         --------------------------------------
                                         Name:    Curtis S. Gimson
                                         Title:   Senior Vice President, General
                                                  Counsel and Secretary

                                   RCAC ASSET MANAGEMENT, INC., as a
                                   Subsidiary Guarantor

                                   By:   /s/ Francis T. McCarron
                                         --------------------------------------
                                         Name:    Francis T. McCarron
                                         Title:   Senior Vice President - Taxes

                                    ARBY'S, INC., as a Subsidiary Guarantor

                                    By:   /s/ Stuart I. Rosen
                                          --------------------------------------
                                          Name:    Stuart I. Rosen
                                          Title:   Vice President and Secretary

                                    ARBY'S BUILDING AND
                                    CONSTRUCTION CO., as a Subsidiary
                                    Guarantor

                                    By:   /s/ Stuart I. Rosen
                                          --------------------------------------
                                          Name:    Stuart I. Rosen
                                          Title:   Vice President and Secretary

                                    TJ HOLDING COMPANY, INC., as a
                                    Subsidiary Guarantor

                                    By:   /s/ Stuart I. Rosen
                                          --------------------------------------
                                          Name:    Stuart I. Rosen
                                          Title:   Vice President and Secretary

                                    ARBY'S RESTAURANT
                                    CONSTRUCTION COMPANY, as a
                                    Subsidiary Guarantor

                                    By:   /s/ Stuart I. Rosen
                                          --------------------------------------
                                          Name:    Stuart I. Rosen
                                          Title:   Vice President and Secretary

                                    ARBY'S RESTAURANTS, INC., as a
                                    Subsidiary Guarantor

                                    By:   /s/ Stuart I. Rosen
                                          --------------------------------------
                                          Name:    Stuart I. Rosen
                                          Title:   Vice President and Secretary

                                    ARHC, LLC, as a Subsidiary Guarantor

                                    By:   /s/ Stuart I. Rosen
                                          --------------------------------------
                                          Name:    Stuart I. Rosen
                                          Title:   Vice President and Secretary

                                    RC-11, INC., as a Subsidiary Guarantor

                                    By:   /s/ Stuart I. Rosen
                                          --------------------------------------
                                          Name:    Stuart I. Rosen
                                          Title:   Vice President and Secretary

                                    RC LEASING, INC., as a Subsidiary
                                    Guarantor

                                    By:   /s/ Stuart I. Rosen
                                          --------------------------------------
                                          Name:    Stuart I. Rosen
                                          Title:   Vice President and Secretary

                                    ROYAL CROWN BOTTLING COMPANY
                                    OF TEXAS, as a Subsidiary Guarantor

                                    By:   /s/ Stuart I. Rosen
                                          --------------------------------------
                                          Name:    Stuart I. Rosen
                                          Title:   Vice President and Secretary

                                    ROYAL CROWN COMPANY, INC., as a
                                    Subsidiary Guarantor

                                    By:   /s/ Stuart I. Rosen
                                          --------------------------------------
                                          Name:    Stuart I. Rosen
                                          Title:   Vice President and Secretary

                                    RETAILER CONCENTRATE
                                    PRODUCTS, INC., as a Subsidiary
                                    Guarantor

                                    By:   /s/ Francis T. McCarron
                                          --------------------------------------
                                          Name:    Francis T. McCarron
                                          Title:   Senior Vice President - Taxes

                                    TRIBEV CORPORATION, as a Subsidiary
                                    Guarantor

                                    By:   /s/ Francis T. McCarron
                                          --------------------------------------
                                          Name:    Francis T. McCarron
                                          Title:   Senior Vice President - Taxes

                                    STEWART'S BEVERAGES, INC.,  as a
                                    Subsidiary Guarantor

                                    By:   /s/ Stuart I. Rosen
                                          --------------------------------------
                                          Name:    Stuart I. Rosen
                                          Title:   Vice President and Secretary

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                                   OLD SAN FRANCISCO SELTZER, INC.,
                                   as a Subsidiary Guarantor

                                   By:   /s/ Stuart I. Rosen
                                         ---------------------------------------
                                         Name:    Stuart I. Rosen
                                         Title:   Vice President and Secretary

                                   FOUNTAIN CLASSICS, INC., as a
                                   Subsidiary Guarantor

                                   By:   /s/ Stuart I. Rosen
                                         ---------------------------------------
                                         Name:    Stuart I. Rosen
                                         Title:   Vice President and Secretary

                                   MILLROSE DISTRIBUTORS, INC., as a
                                   Subsidiary Guarantor

                                   By:   /s/ Stuart I. Rosen
                                         ---------------------------------------
                                         Name:    Stuart I. Rosen
                                         Title:   Vice President and Secretary

                                   THE BANK OF NEW YORK, as Trustee

                                   By:   /s/ Marie E. Trimboli
                                         ---------------------------------------
                                         Name:    Marie E. Trimboli
                                         Title:   Assistant Treasurer